UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.	[ ]	Confidential, for use of the Commission
[X]	Definitive Proxy Statement.		only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials.	[ ]	Soliciting Material under Rule 14a-12.

Tilson Investment Trust

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: $0

[ ]	Fee paid previously with preliminary materials. N/A

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

Tilson Investment Trust

July 17, 2013

Dear Shareholder:

You are cordially invited to attend two Special Meetings of Shareholders of the Tilson Investment Trust (the “Trust”) on August 30, 2013, to be held at the offices of the Trust’s transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203 (each a “Meeting” and together the “Meetings”). The first Meeting will be held at 1:00 p.m., Mountain time, and the second Meeting second will be held at 1:30 p.m., Mountain time. Formal notice of the Meetings appears after this letter, followed by a joint proxy statement for both Meetings and two proxy cards. We hope that you can attend each of the Meetings in person; however, we urge you in any event to vote your shares by either completing and returning each of the two enclosed proxies in the envelopes provided, voting by telephone or voting through the Internet at your earliest convenience.

First Meeting is to Approve a New Investment Advisory Agreement. At the first meeting shareholders will be asked to vote on a proposal to approve a new investment advisory agreement between Centaur Capital Partners, L.P. (“Centaur”) and the Trust on behalf of the Tilson Dividend Fund (the “Fund”).  Centaur currently serves as sub-advisor to the Fund.  T2 Partners Management LP (“T2”), the investment advisor to the Fund, is contemplating changes in its ownership structure whereby one of the principals will acquire 100% ownership of T2 and intends to focus on the management of its privately offered funds.  In anticipation of changes in its management focus, T2 has tentatively agreed to a transaction with Centaur, whereby: (i) T2 will assign its current investment advisory agreement with the Fund to Centaur, and (ii) Centaur will become the investment advisor to the Fund pursuant to a new investment advisory agreement between Centaur and the Trust, on behalf of the Fund (the “Transaction”). Under the Investment Company Act of 1940,

the Transaction will, when effected, terminate the current investment advisory agreement between T2 and the Trust and will also require that the Trust obtain from shareholders of the Fund their approval of a new investment advisory agreement between the Trust and Centaur.

T2 and Centaur are excited about the Transaction for a number of reasons, including the fact that Centaur will continue to manage the Fund’s investment using the same investment objective and strategies.  In addition, Malcolm “Zeke” Ashton, the Fund’s current portfolio manager, will remain the Fund’s portfolio manager for the Fund as he has done since the Fund’s inception.  The Fund will not pay any additional management fees as a result of the Transaction.

The Trust’s Board of Trustees has approved the new investment advisory agreement and recommends that you vote “FOR” the new advisory agreement.

Second Meeting is to Approve Three Trustees.  At the second meeting shareholders will be ask to vote on a proposal to elect three individuals to serve on the Trust’s Board of Trustees.  Two nominees currently serve as Trustees and one nominee is a new candidate for election to the Trust’s Board of Trustees.

The Trust’s Board of Trustees recommends that you vote “FOR” the election of each of the nominees as Trustees of the Trust.

More information about each proposal is included in the enclosed Q&A and proxy statement.

2

Your vote is important regardless of the number of shares you own.  In order to avoid follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your votes.  It is important that you vote for the proposals at each of the two Meetings and that your votes be received no later than August 29, 2013.

Shareholders of record as of the close of business on June 28, 2013 will be entitled to vote.  It is important that you vote even if your account was closed after June 28, 2013.

In addition to voting by mail, you may also vote by telephone or through the Internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the proxy statement and have the appropriate enclosed proxy card at hand	1)	Read the proxy statement and have the appropriate enclosed proxy card at hand
2)	Call the toll-free number that appears on the appropriate enclosed proxy card	2)	Go to the website that appears on the appropriate enclosed proxy card
3)	Enter the control number that appears on the appropriate enclosed proxy card and follow the simple instructions	3)	Enter the control number that appears on the appropriate enclosed proxy card and follow the simple instructions

3

The enclosed proxy cards are not duplicates. A separate proxy card is enclosed for each Meeting, and each relates to the matters being voting on at the Meeting. We encourage you to vote by telephone or through the Internet using the control number that appears on each enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call toll free at 866-751-6316.

Sincerely,

Whitney R. Tilson
President, Tilson Investment Trust

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TILSON INVESTMENT TRUST

NOTICE OF FIRST SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 1:00 P.M., MOUNTAIN TIME, ON AUGUST 30, 2013.  THE PROXY STATEMENT TO SHAREHOLDERS IS
AVAILABLE AT WWW.PROXYONLINE.COM/DOCS/TILSONDIVIDEND.PDF
OR BY CALLING THE FUND AT 866-751-6316

To the Shareholders of the Tilson Dividend Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Tilson Dividend Fund (the “Fund”), a series of the Tilson Investment Trust (the “Trust”), will be held at the offices of the Trust’s transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203, at 1:00 p.m., Mountain time, on August 30, 2013, as may be adjourned from time to time.  The purpose of the Meeting is to consider and vote on the following proposal:

1.	To approve a proposed new Investment Advisory Agreement with Centaur Capital Partners, L.P.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

Shareholders of record as of the close of business on June 28, 2013 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

The Board of Trustees of the trust unanimously recommends that you vote “FOR” the above proposal.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING ADDITIONAL SOLICITATIONS AND UNNECESSARY EXPENSE AND DELAY.  YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

Rhonda A. Mills
Secretary
Tilson Investment Trust

Dated:     July 17, 2013

2

TILSON INVESTMENT TRUST

NOTICE OF SECOND SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 1:30 P.M., MOUNTAIN TIME, ON AUGUST 30, 2013.  THE PROXY STATEMENT TO SHAREHOLDERS
IS AVAILABLE AT WWW.PROXYONLINE.COM/DOCS/TILSONDIVIDEND.PDF
OR BY CALLING THE FUND AT 866-751-6316

To the Shareholders of the Tilson Dividend Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Tilson Dividend Fund (the “Fund”), a series of the Tilson Investment Trust (the “Trust”), will be held at the offices of the Trust’s transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203, at 1:30 p.m., Mountain time, on August 30, 2013, as may be adjourned from time to time.  The purpose of the Meeting is to consider and vote on the following proposal:

2.	To elect three individuals to serve on the Board of Trustees of the Trust.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

Shareholders of record as of the close of business on June 28, 2013 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

The Board of Trustees of the trust unanimously recommends that you vote “FOR” the above proposal.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING ADDITIONAL SOLICITATIONS AND UNNECESSARY EXPENSE AND DELAY.  YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

Rhonda A. Mills
Secretary
Tilson Investment Trust

Dated:     July 17, 2013

2

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the enclosed joint proxy statement(“Proxy Statement”). We have provided you with a brief overview of the Proxy Statement using the questions and answers below. If you have any questions regarding the proposals please call your Investment Consultant or the Tilson Dividend Fund (the “Fund”) at 866-751-6316.

QUESTIONS AND ANSWERS

Q.          Why am I receiving this package of materials?

A.           The Fund, the sole series of the Tilson Investment Trust (the “Trust”), is conducting two special meetings of shareholders of the Trust (each a “Meeting”, and together the “Meetings”) scheduled to be held on August 30, 2013.  The Board of Trustees of the Trust (the “Board of Trustees”) is soliciting your vote in connection with the Meetings.  As a shareholder of record, you are invited to attend each Meeting, and are entitled to and requested to vote on the items of business described in the Proxy Statement. Your prompt response will help save the need for further solicitations for shareholder votes and possible adjournments.

Q:          What am I being asked to vote on?

A:           You are being asked to approve the following proposals (each a “Proposal” and together the “Proposals”):

At the First Meeting:

Proposal 1: To approve a proposed new Investment Advisory Agreement (the “New Advisory Agreement”) between Centaur Capital Partners, L.P. (“Centaur”) and the Trust on behalf of the Fund; and

At the Second Meeting:

Proposal 2: The election of three nominees to serve as members of the Board of Trustees.

Q.          How does the Board of Trustees recommend that I vote with respect to each Proposal?

A. After careful consideration of the Proposals, the Board of Trustees, including all of the independent trustees, recommends that you vote FOR each of the Proposals.

Q:          Why am I being asked to vote on the New Advisory Agreement?

A:           T2 Partners Management LP (“T2”) currently serves as the investment advisor to the Fund and Centaur currently serves as the sub-advisor to the Fund.  T2 is contemplating changes in its ownership whereby one of the principals will acquire 100% ownership of T2 and intends to focus its energy on the management of its privately offered funds.  In anticipation of changes to its priorities, T2 has tentatively agreed to a transaction with Centaur, whereby: (i) T2 will assign its current investment advisory agreement with the Fund (the “Current Advisory Agreement”) to Centaur and (ii) Centaur will become the investment advisor to the Fund pursuant to a new investment advisory agreement (the “New Advisory Agreement”) between Centaur and the Trust, on behalf of the Fund (the “Transaction”).  As part of the Transaction, it is anticipated that the current sub-advisory agreement between T2 and Centaur (the “Current Sub-Advisory Agreement”) will be terminated. On May 20, 2013, the Board of Trustees, after careful consideration, approved the Transaction.

The Board of Trustees, after careful consideration, has also approved the New Advisory Agreement to replace the Current Advisory Agreement if and when it terminates at the closing of the Transaction.  However, under the Investment Company Act of 1940, as amended (the “1940 Act”), the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund.  As a shareholder in the Fund, you are entitled to vote on the approval of the New Advisory Agreement.

Q.          Will the portfolio manager of the Fund Change?

A.           No.  It is anticipated that  Malcolm “Zeke” Ashton, a principal at Centaur and the Fund’s current portfolio manager, will remain the portfolio manager to the Fund.

Q.          Does the Board of Trustees recommend that shareholders vote to approve the New Advisory Agreement?

A.           Yes, the Board of Trustees unanimously recommends that the shareholders of the Fund vote to approve the Fund’s New Advisory Agreement. The various factors the Board of Trustees considered in making this determination are described in the Proxy Statement.

Q:          When would the New Advisory Agreement take effect?

A:           If approved by shareholders of the Fund, the New Advisory Agreement would take effect if and when the Transaction is completed. Currently, it is expected that the closing of the Transaction will occur immediately after the approval of the New Advisory Agreement by the shareholders, subject to certain customary closing conditions.

Q:          How will the Transaction affect shareholders of the Fund?

A:           Centaur is the current sub-advisor to the Fund and will become the advisor to the Fund under the New Advisory Agreement.  Centaur intends to manage the Fund in substantially the same manner as the Fund is currently being managed, except that Centaur will be the advisor to the Fund instead of sub-advisor as it currently is.  There is no present intention to make any changes to the amount of fees charged to the Fund.

Q:          How does the New Advisory Agreement differ from the Current Advisory Agreements?

A:           The terms and conditions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, and differ only with respect to the parties thereto, the effective date and the termination date.

Q:          Will the approval of the Fund’s New Advisory Agreement change the total fees payable under the Fund’s Current Advisory Agreement?

A:           No. The total fees, including waivers and expense reimbursements, payable to the Fund’s investment advisor under the New Advisory Agreement will be the same as the fees paid under the Current Advisory Agreement.  The Fund does not currently pay Centaur directly for its services as sub-advisor.

Q:          Why am I being asked to elect Trustees?

A:            Federal security laws generally require that a majority of the members of the Board of Trustees (the “Trustees”) be elected by shareholders.  The current Trustees on the Board of Trustees are Jack E. Brinson, James H. Speed, Jr. and Whitney R. Tilson.  Mr. Tilson has notified the Board of Trustees of his desire to step down from the Board of Trustees so he can focus on the management of T2.  The Board of Trustees is proposing the following nominees for trustee positions: Mr. Brinson, Mr. Speed and Thomas G. Douglass.  Although Mr. Brinson and Mr. Speed are current Trustees only Mr. Brinson has been previously elected by the shareholders.  Electing the nominees for trustee positions at this Special Meeting will ensure that each of the Trustees has been elected by the shareholders.

Q.          Does the Board of Trustees recommend that shareholders vote to elect the Trustees?

A.           The Board of Trustees, after careful consideration, is asking the shareholders to vote on election of all three nominees in accordance with provisions of the Trust’s governing documents and applicable law. Information regarding the qualifications of each nominee is set forth in the discussion of Proposal 2 in the Proxy Statement.

Q:          Who is eligible to vote?

A:           Shareholders of record at the close of business on June 28, 2013 are entitled to be present and to vote at each Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at each Meeting.

Q:          When and where will the shareholder meetings be held?

A:            The first Meeting will be held at 1:00 p.m., Mountain Time, unless it is adjourned, and the second Meeting will be held at 1:30 p.m., Mountain Time, unless it is adjourned, at the offices of the Trust’s transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203 on August 30, 2013. Proposal 1 will be considered at the first Meeting, and Proposal 2 will be considered at the second Meeting.

Q:          How do I ensure that my vote is accurately recorded?

A:           You may attend each of the Meetings and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy cards. Proxy cards that are properly signed, dated and received prior to the Meetings will be voted as specified. If you specify a vote on any Proposal, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy cards, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:          May I revoke my proxy?

A:           You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meetings, by submitting a proxy bearing a later date, or by attending and voting at each of the Meetings.

Q:          What will happen if there are not enough votes to have a Meeting?

A:           It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than August 29, 2013 to ensure there is a quorum for each of the Meetings. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or the Advisor or our proxy solicitor, AST Fund Solutions, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at a Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meetings to a later date so we can continue to seek more votes.

Q:          What happens if Proposal 1 is not approved?

A:           The closing of the Transaction is contingent upon a number of customary conditions, including approval by shareholders of the Fund of the New Advisory Agreement. If the closing conditions are not satisfied or waived, the Transaction will not close. If the Transaction does not close, then Proposal 1 will not take effect.

Q:           Who will pay for the proxy solicitation?

A:           T2 has agreed to pay for the proxy solicitation, legal and other costs associated with the solicitation of the Proposals. Neither the Fund nor its shareholders will bear any of these costs.

Q:           Why have I have received two proxy cards?

A:           The two enclosed proxy cards are NOT duplicates. A separate proxy card is enclosed for each Meeting, and each relates to a separate Proposal. You are being asked to vote separately for each Meeting and we have included a separate proxy card for each Meeting.  The Board of Trustees is asking that you vote both proxy cards.

Q:          Whom can I call for additional information about the Proxy Statement?

A:           If you have any questions regarding the Proxy Statement or completing and returning your proxy cards, you can call us toll free in the U.S. at 866-751-6316.

TILSON INVESTMENT TRUST

SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held on August 30, 2013

JOINT PROXY STATEMENT

This joint proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”)of Tilson Investment Trust (the “Trust”) of proxies for use at the Special Meetings of Shareholders (each a “Meeting and together the “Meetings”) of the Tilson Dividend Fund (the “Fund”), the sole series of the Trust, or at any adjournment thereof, to be held at the offices of the Trust’s transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203. The first Meeting will be held at 1:00 p.m., Mountain Time, and the second Meeting will be held at 1:30 p.m., Mountain Time, each as may be adjourned from time to time. The principal address of the Trust is 152 West 57th Street, 46th Floor, New York, New York 10019. This proxy statement and form of proxy were first mailed to shareholders on or about July 18, 2013.

The first Meeting is being held for the purpose of considering and voting on the following proposal (“Proposal 1”):

1.	To approve a proposed new Investment Advisory Agreement between Centaur Capital Partners, L.P. (“Centaur’) and the Trust on behalf of the Fund.

The second Meeting is being held for the purpose of considering and voting on the following proposal (“Proposal 2”):

2.	To elect three individuals to serve on the Board of Trustees of the Trust.

Enclosed with this proxy statement is a separate proxy card for each Meeting. Please be certain to sign, date and return each proxy card. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted for that Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained AST Fund Solutions, LLC (“AST”) to solicit proxies for the Meetings, which solicitation may be by mail, telephone, facsimile or otherwise. AST is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $11,000.00, and will be paid by T2 Partners Management, LP (“T2”).

In addition to solicitation by AST, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust, and such solicitation may be through the mail, by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. T2 has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

FIRST MEETING

PROPOSAL 1:	TO APPROVE A PROPOSED NEW ADVISORY AGREEMENT BETWEEN CENTAUR CAPITAL PARTNERS, L.P. AND THE TRUST ON BEHALF OF THE FUND

Background.  T2 is currently the investment advisor to the Fund.  T2 is currently owned 50% by Whitney R. Tilson, a Trustee and President of the Trust, and 50% by Glenn H. Tongue, the Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer of the Trust.  Centaur is currently the Fund’s sub-advisor.  Centaur is controlled by Malcolm Ezekial “Zeke” Ashton, who is also the portfolio manager of the Fund.

T2 is contemplating changes to its ownership whereby Mr. Tilson will acquire 100% ownership of T2.  In addition, T2 is contemplating changing it focus and energy to the management of its privately offered funds.  In anticipation of T2 changing its focus and energy, T2 and Centaur have entered into an agreement under which T2 will assign its current investment advisory agreement with the Fund (the “Current Advisory Agreement’) to Centaur and Centaur will become the investment advisor to the Fund.

Terms of the Transaction. Under the terms of the proposed transaction between T2 and Centaur: (i) T2 will assign the Current Advisory Agreement to Centaur; and (ii) Centaur will become the investment advisor to the Fund pursuant to a new investment advisory agreement (the “New Advisory Agreement”) between Centaur and the Trust, on behalf of the Fund (the “Transaction”).  It is also anticipated as part of the Transaction that the current sub-advisory agreement between T2 and Centaur (the “Current Sub-Advisory Agreement”) will be terminated;

As consideration for the assignment of the Current Advisory Agreement, Centaur will pay to T2 the following:

•	Cash consideration in an amount equal to (i) the aggregate assets under management of the Fund on the date of the closing of the Transaction divided by (ii) 120 (the “Cash Consideration”); provided that fifty percent (50%) of the Cash Consideration will be deferred (the “Deferred Portion”), and all or a part of the Deferred Portion will only become due upon a future assignment of the New Advisory Agreement by Centaur.  It is currently expected that the total amount of the Cash Consideration will be approximately $500,000; and

•	a 1% non-voting interest in Centaur will be issued to each of the two current principals of T2.

On May 20, 2013, the Board of Trustees, after careful consideration, approved the Transaction. The Board of Trustees has also approved, upon the approval of Proposal 1, the Trust, at a later date, changing its name to the “Centaur Mutual Funds Trust” and the Fund changing its name to the “Centaur Total Return Fund”.

The consummation of the Transaction is subject to the satisfaction or waiver of various customary conditions, including, but not limited to, obtaining shareholder approval of the New Advisory Agreement for the Fund.

Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.  First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understanding applicable to the sale.  The term “unfair burden,” as defined in Section 15(f) of the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or any from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).  Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor (“Independent Directors”).

T2 and Centaur believe there are no circumstances arising from the Transaction that might result in the imposition of an “unfair burden” (as defined in Section 15(f) of the 1940 Act) on the Fund.  Moreover, Centaur has agreed that, for two years after the consummation of the Transaction, it will refrain from imposing any unfair burden on the Fund, which includes refraining from proposing any increase in fees paid by the Fund to Centaur.  Upon the closing of the Transaction, 75% of the Board members will be classified as Independent Directors and the Board expects to maintain a board structure so that at least 75% of the Board members are classified as Independent Directors during the three-year period after the completion of the Transaction.

Current Advisory Agreement and Sub-Advisory Agreement. T2 currently provides investment advisory services to the Fund pursuant to the Current Advisory Agreement, dated February 17, 2005, as amended on June 21, 2012. Centaur currently provides sub-advisory services to the Fund pursuant to the Current Sub-Advisory Agreement, dated December 17, 2004, as amended on June 21, 2012. The Current Advisory Agreement and the Current Sub-Advisory Agreement were last submitted to and approved by shareholders of the Fund on March 10, 2005, in connection with the Fund’s initial engagement of T2 and Centaur. The continuance of the Current Advisory Agreement and Current Sub-Advisory Agreement were last approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”) on February 12, 2013 and December 4, 2012, respectively.

Under the Current Advisory Agreement, as full compensation for the investment advisory services provided to the Fund, T2 receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%.

In addition, T2 and the Trust have entered into an expense limitation agreement (the “Current Expense Limitation Agreement”) under which T2 has agreed to reduce the amount of the investment advisory fees to be paid to T2 by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to T2, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of the Fund for the fiscal year ending March 31, 2014. The Trust or T2 may terminate the Current Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Current Expense Limitation Agreement.

For the fiscal year ended October 31, 2012, T2 earned fees in the amount of $1,076,414 and reimbursed expenses in the amount of $122,006 with respect to the Fund.  For the fiscal year ended October 31, 2011, T2 earned fees in the amount of $1,094,457 and reimbursed expenses in the amount of $71,645 with respect to the Fund.  For the fiscal year ended October 31, 2010 T2 earned fees in the amount of $233,395 and reimbursed expenses in the amount of $129,829 with respect to the Fund. There is no assurance that any fee waivers or expense reimbursement will continue in the future.

Under the Current Sub-Advisory Agreement, Centaur receives from T2 quarterly compensation based upon the Fund’s average daily net asset at the annualized rate of 0.75%, less certain of T2’s marketing and operating expenses, as agreed to between T2 and Centaur.  Centaur has also agreed to allow T2 to withhold from Centaur’s compensation up to one-half of T2’s expenses under the Current Expense Limitation Agreement as it relates to the Fund.  Under the Current Advisory Agreement and Current Sub-Advisory Agreement, the Fund does not pay a direct fee to Centaur.

Assignment and Termination of the Current Advisory Agreement. Under the 1940 Act, an investment advisory agreement will automatically terminate in the event of its assignment.  Consummation of the Transaction will result in an “assignment” and termination of the Current Advisory Agreement; therefore, the Current Advisory Agreement will terminate upon the successful closing of the Transaction.  The Current Expense Limitation Agreement will also be terminated upon the successful closing of the Transaction.  In addition, it is expected that the Current Sub-Advisory Agreement will be terminated upon the successful closing of the Transaction.

New Advisory Agreement.  If the New Advisory Agreement is approved by shareholders of the Fund, then it will become effective upon the consummation of the Transaction.  It is expected that the closing of the Transaction will occur immediately after the approval of the New Advisory Agreement, provided the other customary conditions of closing are satisfied or waived.

The New Advisory Agreement with Centaur will contain substantially identical terms and conditions to those of the Current Advisory Agreement, and will differ only with respect to the parties, effective date and the termination date.

Under the New Advisory Agreement, Centaur will manage the investment and reinvestment of assets of the Fund, select the securities to be purchased, retained or sold by the Fund, and, upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to Centaur and the investment objectives, policies and restrictions of the Fund.  Under the New Advisory Agreement, Centaur will receive the same fee that T2 currently receives from the Fund under the Current Advisory Agreement.  A description of these fees and how they are calculated is set forth below.

Advisory Fee. Under the New Advisory Agreement, as full compensation for the investment advisory services provided to the Fund, Centaur will receive monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%.

In addition, Centaur has agreed upon the approval of the New Advisory Agreement to enter into an expense limitation agreement with the Trust on behalf of the Fund (the “New Expense Limitation Agreement”) under which Centaur will agree to reduce the amount of the investment advisory fees to be paid to Centaur by the Fund and assume other expenses of the Fund for at least one year from the effective date of the agreement, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.95% of the average daily net assets of the Fund for any fiscal year.  Because the Current Expense Limitation Agreement does not include the current investment advisory fees of 1.50%, the 1.95% expense limitation in the New Expense Limitation Agreement is effectively the same as the 0.45% expense limitation in the Current Expense Limitation Agreement.  Under the New Expense Limitation Agreement, the Trust or Centaur may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.

Additional Information Regarding New Advisory Agreement. The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  In either event, continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.  The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by Centaur.  The New Advisory Agreement automatically terminates in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder).

The New Advisory Agreement provides that Centaur shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, it is contemplated that T2 will continue to serve as the investment advisor of the Fund and Centaur will continue to serve as the sub-advisor to the Fund, pursuant to the terms of the Current Advisory Agreement and Current Sub-Advisory Agreement, respectively.  However, T2 has indicated its desire to focus its management energy on its privately offered funds and may at some point elect to terminate the Current Advisory Agreement.  If such an event occurs, the Board of Trustees will have to determine what, if any, additional action should be taken with respect to the Fund.

The forms of the proposed New Advisory Agreement and New Expense Limitation Agreement are attached to this Proxy Statement as Exhibit A and Exhibit B, respectively.  The descriptions of the New Advisory Agreement and New Expense Limitation Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A and Exhibit B, respectively.

Evaluation by the Board of Trustees

At meetings held on February 12, 2013 and May 20, 2013, T2 and Centaur presented to the Board of Trustees the proposed terms of the Transaction.  For each of these meetings, the Board of Trustees requested and received such information from T2 and Centaur as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Fund from the Transaction.  The Board of Trustees discussed these matters with T2 and Centaur, including, without limitation, the potential benefits from the Transaction to the Fund and its shareholders, the Advisor and Centaur.  As part of the discussion, Centaur stressed that under the New Advisory Agreement Centaur intends to manage the Fund in substantially the same manner and style as it currently manages the Fund as sub-advisor.  Centaur also assured the Trustees that no changes were anticipated in Centaur’s portfolio management team and that Mr. Ashton intended to remain the Fund’s portfolio manager under the New Advisory Agreement.

On February 12, 2013, the Board of Trustees, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the

New Advisory Agreement. In determining whether to approve the New Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by Centaur; (2) the investment performance of the Fund and Centaur, (3) the costs of the services to be provided and profits to be realized by Centaur from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) the likely effects of the Transaction on the Fund and its shareholders.  Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Independent Trustees.

(i)
The nature, extent, and quality of the services provided by Centaur. In this regard, the Trustees reviewed the services which have been provided to the Fund by Centaur, as the Fund’s sub-advisor, and which are expected to be provided by Centaur, as advisor, to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that employees at Centaur have agreed to serve as the Fund’s principal executive officer, principal financial officer and president without additional compensation from the Fund. After reviewing the foregoing information and further information in the memorandum from Centaur (e.g., Centaur’s Form ADV and descriptions of Centaur’s business and compliance programs), the Board concluded that the nature, extent, and quality of the services to be provided by Centaur were satisfactory and adequate for the Fund.

(ii)
The investment performance of the Fund and Centaur. In this regard, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages).  The Trustees also considered the consistency of Centaur’s management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, Centaur’s experience managing the Fund as sub-advisor and managing other advisory accounts, Centaur’s historical investment performance, and other factors, the Board concluded that the investment performance of the  Fund and Centaur were satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by Centaur and its affiliates from the relationship with the Fund. In this regard, the Trustees considered Centaur’s staffing, personnel, and methods of operating; the education and experience of Centaur’s personnel; Centaur’s compliance policies and procedures; the financial condition of Centaur; the level of commitment to the Fund by Centaur and its principals; the asset level of the Fund; and the overall expenses of the Fund, including certain prior reimbursements made by Centaur as sub-advisor on behalf of the Fund and the nature and frequency of Centaur fee payments; and the differences in fees and services provided to Centaur’s other clients that may be similar to the Fund.  The Trustees reviewed the financial statements for Centaur and discussed the financial stability and profitability of the firm.  The Trustees considered the proposed Fund’s Expense Limitation Agreement with Centaur, including the nature and scope of the proposed cost allocation for such fees.  The Trustees also considered potential benefits for Centaur in managing the Fund, including promotion of Centaur’s name, the ability for Centaur to place small accounts into the Fund, and the potential for Centaur to generate soft dollars from certain of the Fund’s trades that may benefit Centaur’s other clients as well.  The Trustees also reviewed the fees to be paid to Centaur under the New Advisory Agreement.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors.  With respect to the Fund, the Trustees determined that, while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Fund was much smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the proposed fees to be paid to Centaur were fair and reasonable in relation to the nature and quality of the services to be provided by Centaur.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. In this regard, the Trustees considered that Fund’s proposed fee arrangement with Centaur involved both the management fee and the New Expense Limitation Agreement.  The Trustees noted that, while the management fee remained the same at all asset levels, the Fund’s shareholders would continue to experience benefits from the New Expense Limitation Agreement as they currently enjoy under the Current Expense Limitation Agreement, and would continue to benefit from economies of scale under the Fund’s agreements with other service providers.  Following further discussion of the Fund’s asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangement was fair and reasonable in relation to the nature and quality of the services to be provided by Centaur, as investment advisor, and that the New Expense

Limitation Agreement provided potential savings for the benefit of the Fund’s investors.

(v)
Centaur’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees reviewed Centaur’s standards, and performance in utilizing those standards, for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with Centaur.  After further review and discussion, the Board determined that Centaur’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
Centaur’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Centaur’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Centaur’s code of ethics.  Following further consideration and discussion, the Board concluded that Centaur’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

The Trustees also determined that the scope, quality and nature of services to be provided by Centaur, and the fees to be paid to Centaur, under the New Advisory Agreement and New Expense Limitation Agreement will be substantially similar to the scope, quality and nature of services provided, and fees paid, under the Current Advisory Agreement and Current Expense Limitation Agreement.  Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of the Fund, the New Advisory Agreement to become effective if and when the Transaction closes.  No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders.  Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

On May 20, 2013, after considering the presentations by T2 and Centaur and reviewing other information received by the Board of Trustees, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the Transaction and the New Advisory Agreement and recommended approval of the New Advisory Agreement to the Fund's shareholders.

Additional Information Regarding Centaur

Centaur, with its principal place of business at Southlake Town Square, 1460 Main Street, Suite 234, Southlake, TX 76092, will serve as the investment advisor to the Fund under the New Advisory Agreement.  Centaur was organized as a Delaware limited partnership, and is controlled by Mr. Ashton.  Centaur and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since 2002.  Centaur, together with its affiliates, has approximately $160 million in assets under management as of January 31, 2013.  It is anticipated that Mr. Ashton will serve as President (Principal Executive Officer) of the Trust following the successful closing of the Transaction.  Whitney R. Tilson, Managing Member of T2, currently owns 2% of Centaur.

The names and principal occupations of each principal executive officer, director and general partner of Centaur are listed below:

Name	Principal Occupation/Title
Ashton Enterprises, LLC	General Partner
Malcolm “Zeke” Ashton	Managing Partner, Chief Compliance Officer

The business address for each of the aforementioned officers, directors and general partners, is 1460 Main Street, Suite 234, Southlake, TX 76092.  Other than the Fund, Centaur does not serve as advisor or sub-advisor to any other mutual funds.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

SECOND MEETING

PROPOSAL 2:	TO ELECT THREE TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES

Background.  The Board of Trustees is currently comprised of three trustees (each a “Trustee” and collectively the “Trustees”): Jack E. Brinson, James H. Speed, Jr, and Whitney R. Tilson.  Messrs. Brinson and Tilson were duly elected at the organizational meeting of the Trust and by the original shareholder of the Trust.  Mr. Speed was elected by the Independent Trustee and the full Board at meeting of the Board of Trustees on March 31, 2009.  Mr. Tilson has indicated a desire to step down from the Board in order to focus his attention on the management of T2 and its privately offered funds.  The Trust’s Nominating Committee has recommended, with the approval of the Board of Trustees, that the following three individuals stand for election by shareholders of the Fund:  Jack E. Brinson, James H. Speed, Jr. and Thomas G. Douglass (collectively the “Nominees”).  Although Mr. Brinson has been previously elected, the shareholders of the Trust are being asked to vote on a proposal to elect all three Nominees.  All nominees will, upon their election as Trustees by the Fund’s shareholders, serve as Independent Trustees, with Mr. Douglass replacing Mr. Tilson.

The Nominating Committee of the Board of Trustees (the “Nominating Committee”), which is comprised of the Independent Trustees of the Trust, is responsible for nominating, selecting and appointing Independent Trustees to stand for election at appropriate meetings of the shareholders of the Trust.  Among the factors that the Nominating Committee generally considers are the candidate’s general understanding of the mutual fund industry; educational background; business and professional experience; interpersonal skills and ability to contribute to the ongoing functions of the Board; and any specific financial, technical or other expertise possessed by the candidate. While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Nominating Committee generally considers the manner in which each candidate’s experience, viewpoints and backgrounds are complementary to the existing Trustees’ attributes.  Due to the Board’s historical small size and low rate of turnover, the Nominating Committee does not currently operate pursuant to a formal charter.

The Trust’s current Independent Trustees recommended Thomas G. Douglass to the Nominating Committee.  On May 20, 2012, the Nominating Committee met to review pertinent information on the nomination of Mr. Douglass to the Board of Trustees. After considering Mr. Douglass’s background, experience, qualifications, attributes and skills, the Nominating Committee nominated and selected Mr. Douglass for election as a Trustee.  The Nominating Committee also reviewed and considered the continuation of Messrs. Brinson and Speed as Trustees and nominated and selected them for election as Trustees.  On May 20, 2012, the Board of Trustees approved the nomination of each of the Nominees be elected to serve as a Trustee of the Trust.

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the holders of the outstanding voting securities of the company at such an annual or special meeting.  As discussed above, Mr. Brinson has been previously elected by the shareholders of the Trust, but neither Mr. Speed nor Mr. Douglas have been previously elected by the shareholders.  To ensure continued compliance with the forgoing requirement, shareholders are being asked at this Meeting to elect the three Nominees.  The term of office of each Nominee will be until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his successor is elected and qualified.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

Background and other information regarding the Trustees, the Nominees and the Fund’s officers is set forth below.

The Board of Trustees Generally

The By-Laws of the Trust provide that the Board of Trustees shall consist of not fewer than the minimum number of Trustees permitted by applicable law nor more than fifteen Trustees, with the exact number being set from time to time by the Board.  As noted above, the Board currently consists of three Trustees (Messrs. Brinson, Speed and Tilson).

The Board of Trustees oversees the management of the Trust and meets quarterly to review reports about the Trust’s operations, or more frequently if necessary.  The Board of Trustees provides broad supervision over the affairs of the Trust.  The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Fund’s day-to-day operations.  Subject to the 1940 Act and applicable Delaware law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove officers and appoint and terminate agents, as they consider appropriate.  The Trustees may appoint from their own number and establish (and terminate) one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine.  The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board or to any agent or employee of the Trust.

The Declaration of Trust for the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee or officer or if it is determined that the Trustee or officer has not acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

Information Regarding the Nominees and Officers of the Trust.  The Nominating Committee and the Board have considered each Nominee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Nominee possesses experience, qualifications, attributes and skills that will enable the Nominee to be an effective member of the Board.  Set forth in the table below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.  The Nominating Committee and the Board have determined that each of the Nominees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, will enable the nominees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Independent Trustee Nominees
Jack E. Brinson
Mr. Brinson has experience in and knowledge of the financial industry as an individual investor and in his role as trustee on several other mutual fund boards.  He also has previous business experience as an owner of an automobile dealer business.

Thomas G. Douglass
Mr. Douglass has experience in and knowledge of the financial industry as an individual investor.  He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority.

James H. Speed, Jr.
Mr. James H. Speed, Jr. has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards.  He also has business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

The following is a list of the Nominees and current Trustees, as well as the current and proposed executive officers of the Trust as of May 30, 2013. The business address of each Nominee, Trustee and executive officer is 1290 Broadway, Suite 1100, Denver, CO  80203.  All Nominees are Independent Trustees; that is, no Nominee is considered an “interested person” of the Trust under the 1940 Act, because they are not employees or officers of, and have no financial interest in, the Trust’s affiliates or its service providers.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During the Past 5 Years
INDEPENDENT TRUSTEES
Jack E. Brinson (age 80)	Trustee and Nominee	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, New Providence Investment Trust for its one series from 1999 to 2011, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

Thomas G. Douglass (age 57)	Nominee	-----	Principal, Douglass and Douglas, Attorneys	1*	None

James H. Speed, Jr. (age 59)	Trustee, Chairman and Nominee	Since 3/2009	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, and Starboard Investment Trust for its twenty-three series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

INTERESTED TRUSTEE**
Whitney R. Tilson (age 46)	Trustee, President (Principal Executive Officer) ***	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	1	None

*	Reflects number of Funds that would be overseen by Mr. Douglass if he is elected to the Board.
**
Mr. Tilson is considered to be an “Interested Person” of the Trust, as that term is defined in the 1940 Act, because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Fund.

***	Mr. Tilson will resign as Trustee and President of the Trust upon successful closing of the Transaction.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
EXECUTIVE OFFICERS
Glenn H. Tongue (age 54)*	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJ direct (on-line brokerage firm).
Malcolm “Zeke” Ashton (age 42)**	President (Principal Executive Officer)	-----	Mr. Ashton has been Managing Partner of Centaur since 2002.
Rhonda A. Mills (age 47)	Secretary	Since March 2012	Vice President and Associate Counsel, ALPS since 2011; Managing Member, Mills Law, LLC, 2010 – 2011; Counsel, Old Mutual Capital, Inc. 2006 – 2009.
Kimberly Storms (age 41)	Assistant Treasurer	Since September 2011	Senior Vice President and Director of Fund Administration, ALPS, 2004-Present

*	Mr. Tongue will resign as Vice President, Treasurer (Principal Financial Officer) and Chief Compliance Officer of the Trust upon the successful closing of the Transaction.
**	Reflects Officer appointments to be effective upon successful completion of the Transaction.

Board Leadership Structure, Risk Oversight and Committee Arrangements

The Trust’s Board currently includes two Independent Trustees (Mr. Brinson and Mr. Speed) and one Interested Trustee, Mr. Tilson, by virtue of his relationship with T2.   The proposed addition of Mr. Douglass would bring the total number of Independent Trustees to three.  Upon successful completion of the Transaction, Mr. Tilson will resign as Trustee.

With respect to the current leadership structure of the Board, Mr. Speed, an Independent Trustee, serves as Chair of the Board of Trustees and Mr. Tilson, an Interested Trustee, currently serves as the Trust’s Principal Executive Officer; however, following the successful closing of the Transaction, Mr.

Tilson will resign from such position and it is anticipated that Mr. Ashton will be appointed as the Trust’s Principal Executive Officer.

The Board has established five standing committees: an Audit Committee, a Governance Committee, a Nominating Committee, a Proxy Voting Committee, and a Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Information about these standing committees is set forth below.  The Board has determined that the Board’s structure is appropriate given the specific characteristics and circumstances of the Trust, including among other things, the asset size and nature of each fund series in the Trust, the number of fund series in the Trust, the arrangements for the conduct of the Trust’s operations, and the Board’s responsibilities.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, sub-advisor, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.  The Board of Trustees held four regular quarterly meetings and one special meeting during the fiscal year ended October 31, 2012, and Mr. Tilson, Mr. Brinson and Mr. Speed attended all of those meetings.

The Board annually performs a self-assessment of its current members, which includes a review of the composition of the Board and its committees,

including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

Trustee Standing Committees.  The Board of Trustees has established the following standing committees:

Audit Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Audit Committee.  It is anticipated that Mr. Douglass will also serve on the Audit Committee, if elected to the Board.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Fund’s last fiscal year.

Nominating Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Nominating Committee.  It is anticipated that Mr. Douglass will also serve on the Nominating Committee, if elected to the Board.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee does not have a formal charter.

Proxy Voting Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Proxy Voting Committee.  It is anticipated that Mr. Douglass will also serve on the Proxy Voting Committee, if elected to the Board.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board, T2 or Centaur, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by T2 or Centaur, in cases where a class action settlement with respect to which the Fund are eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of T2 or Centaur, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  Each of the Independent Trustees currently serving on the Board is a member of the Qualified Legal Compliance Committee.  It is anticipated that Mr. Douglass will also serve on the Qualified Legal Compliance Committee, if elected to the Board.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Governance Committee:   Each of the Independent Trustees currently serving on the Board is a member of the Governance Committee.  It is anticipated that Mr. Douglass will also serve on the Governance Committee, if elected to the Board.  The Governance Committee assists the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and meets periodically as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The table below shows, for each current Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of June 28, 2013, and stated as one of the following ranges:

A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
INDEPENDENT TRUSTEES
Jack E. Brinson	C	C
James H. Speed, Jr.	B	B
Thomas G. Douglass	A	A

INTERESTED TRUSTEES
Whitney R. Tilson	B	B

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust, T2 or Centaur receive no salary from the Trust.  Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone.  The Trust expects that half of the fees received by such Trustees will be invested in shares of the particular Fund on that Trustee’s (or Trustee designee’s) behalf on the date they are received. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.  The following table presents the compensation for each Trustee for the fiscal year ending October 31, 2012:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
Jack E. Brinson	$5,400	None	None	$5,400
James H. Speed, Jr.	$5,400	None	None	$5,400
INTERESTED TRUSTEE
Whitney R. Tilson	None	None	None	None

The Board of Trustees recommends that shareholders of the Fund vote FOR the election of the three Nominees to serve on the Board of Trustees.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on June 28, 2013 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.  The Fund offers a single classes of shares.  As of the Record Date, there were 4,224,528.667 shares of beneficial interest of the Trust outstanding.  All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.  As of June 28, 2013, the Trustees and officers of the Trust, as a group, owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.  On that same date, the shareholder(s) listed below owned of record more than 5% of the outstanding shares of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of June 28, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab and Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	753358.677	17.832964%
TD Ameritrade PO Box 2226 Omaha, NE 68103-2226	334405.362	7.9158029%

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum for each of the Meetings.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business.  If a Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at a Meeting but sufficient votes to approve a Proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a Proposal in favor of such an adjournment and will vote those proxies received that voted against the Proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Trust and of the Fund) is present at the first Meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with respect to the Fund (Proposal 1).  If a quorum is present at the second Meeting, the vote of a plurality of the Trust’s shares represented at the Meeting is required for the election of Trustees (Proposal 2).  The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Brokers that hold shares in street name will request instructions from beneficial owners on how to vote their shares on the Proposals before the Meetings.  Under New York Stock Exchange rules, brokers are permitted to give a proxy vote on routine matters, including the election of Trustees (the proposal at the second Meeting), if no instructions are received from the beneficial owners within the time request for voting instructions.  However, for non-routine matters, such as the approval of the New Advisory Agreement (the proposal at the first Meeting), a broker may not authorize any proxy vote without instructions from the beneficial owner of the shares.  “Uninstructed shares held by brokers” are shares held by a broker in street name for which voting instructions on a non-routine matter have not been received, and therefore cannot be voted by the broker.  Where the required vote for a Proposal is a percentage of the outstanding voting shares, uninstructed shares held by brokers are effectively a vote against that Proposal.  Because Proposal 1 is a non-routine matter and the required vote on Proposal 1 is a percentage of the outstanding voting shares, brokers will be unable to vote on Proposal 1 absent instructions from the beneficial owners of these shares and uninstructed shares held by brokers with respect to Proposal 1 will effectively be a vote against Proposal 1.  However, because Proposal 2 is a routine matter, the Trust does not expect there to be any uninstructed shares held by brokers with respect to Proposal 2.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but the broker or nominee has not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.  Broker non-votes generally occur when a single proxy contains both a routine matter and a non-routine matter and the broker has not received voting instructions from the beneficial owner.  In such a situation, the broker may proxy vote for the routine matter and not vote for the non-routine matter (broker non-vote).  As discussed below, broker non-votes are counted for purposes determining whether a quorum is present and are effectively a vote against a Proposal where the required vote for such Proposal is a percentage of the outstanding voting shares.

The Trust is holding two Meetings to facilitate the separation of the routine matter (Proposal 2) and the non-routine matter (Proposal 1).  By considering only the non-routine matter at the first Meeting and considering only the routine matter in the second Meeting. the Trust is effectively eliminating the likelihood of broker non-votes.  Therefore, the Trust does not expect there to be broker non-votes at either Meeting.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a Proposal and will not be voted FOR or AGAINST any adjournment.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment of a Meeting.  Abstentions, like uninstructed shares held by brokers, will effectively be a vote against Proposal 1 since the required vote on Proposal 1 is a percentage of the outstanding voting shares.  Abstentions will have no effect on Proposal 2 since the required vote is a plurality vote of the Trust’s shares represented at the second Meeting.

The Trustees of the Trust intend to vote all of their shares in favor of the Proposals described herein.  On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Information Regarding the Officers, Trustees and Proposed Trustees of the Trust

The following is a list of the current executive officers, Trustees and Proposed Trustees of the Fund, their current positions with the Fund, and their current positions with T2 or Centaur, if any:

Name	Position with the Fund	Position with T2	Position with Centaur
Jack E. Brinson	Independent Trustee	None	None
James H. Speed, Jr.	Independent Trustee	None	None
Whitney R. Tilson	Trustee, President of Trust	Managing Partner, Portfolio Manager	None
Thomas G. Douglass	Proposed Independent Trustee	None	None
Glenn H. Tongue	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Fund Manager, Portfolio Manager	None
Rhonda A. Mills	Secretary	None	None
Kimberly Storms	Assistant Treasurer	None	None

Principal Underwriter.  ALPS Distributors, Inc. (“ADI” or “Distributor”), 1290 Broadway, Suite 1100, Denver, CO  80203, acts as an underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.  In this regard, ADI has agreed, at its own expense, to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to ADI as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  Rhonda Mills is also a Vice President of ADI.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc.  The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.  ADI does not receive any compensation under the Distribution Agreement.

Fund Accountant and Administrator. The Trust has entered into an Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. (“ALPS” or “Administrator”), 1290 Broadway, Suite 1100, Denver, CO  80203.

The Administrator performs the following services for the Fund: (1) procures a custodian on behalf of the Trust, and coordinates with and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund for fund administration, is the greater of 1) $170,000, or 2) at the annual rate of 0.05% of the first $500M of the Trust’s net assets; 0.03% on the next $500 million in net assets to $1 billion; and 0.02% on all Trust net assets over $1 billion. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.  ALPS received $185,179 in fees from the Fund for the fiscal year ended October 31, 2012.  ALPS received $20,282 in fees from the Fund for the fiscal year ended October 31, 2011. The previous administrator of the Trust was the Nottingham Company, LLC, until October 3, 2011.  Compensation of Nottingham, was based upon the average daily net assets of the Fund for fund administration, is at the annual rate of 0.175% on the first $50 million of each of the Fund’s net assets; 0.150% on the next $50 million; 0.125% on the next $50 million; 0.10% on the next $50 million; and 0.075% on all assets over $200 million. Nottingham received $142,668 from the Fund through October 3, 2011.  Nottingham received $30,630 in fees from the Fund for the fiscal year ended October 31, 2010.

Transfer Agent.  The Trust has entered into a Transfer Agency and Services Agreement with ALPS (or “Transfer Agent”) to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  The address of the Transfer Agent is 1290 Broadway, Suite 1100, Denver, CO 80203.  ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC.  The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.  ALPS received $81,835 in fees from the Dividend Fund for the fiscal year ended October 31, 2012.  ALPS received $9,929 in fees from the Dividend Fund for the fiscal year ended October 31, 2011.  The previous transfer agent of the Trust was the Nottingham Company, LLC, until October 3, 2011.  Nottingham received $43,190 from the Dividend Fund through October 31, 2011.  Nottingham received $28,177 in fees from the Dividend Fund for the fiscal year ended October 31, 2010.

Independent Registered Public Accounting Firm.  BBD, LLP (“BBD” or “Accountant”), serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, and prepares the Fund’s federal, state, and excise tax returns.  Such firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  Representatives of BBD are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions, if any should arise that require their presence.

Audit Fees.  Audit fees billed for the registrant (the Trust) for the fiscal years ended October 31, 2012 and October 31, 2011 are set forth in the table below.  These amounts represent aggregate fees billed by BBD, in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2012	2011
Tilson Focus Fund1	$11,500	$11,500
Tilson Dividend Fund	$11,500	$11,500

Audit-Related Fees.  There were no additional fees billed in the fiscal years ended October 31, 2012 and October 31, 2011 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under “Audit Fees”, above.

1 The Tilson Focus Fund was liquidated effective as of June 21, 2013.

Tax Fees.  The tax fees billed for the fiscal years ended October 31, 2012 and October 31, 2011, and the aggregate fees billed for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were as set forth in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2012	2011
Tilson Focus Fund2	$2,000	$2,000
Tilson Dividend Fund	$2,000	$2,000

All Other Fees.  For the fiscal years ended October 31, 2012 and October 31, 2011, there were no other fees paid to the Accountant which were not disclosed in above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

The Board of Trustees pre-approved the engagement of BBD for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Trust’s independent registered public accounting firm for each fiscal year thereafter at an Audit Committee meeting called for such purpose.  The charter of the Audit Committee states that the Audit Committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and to pre-approve, when appropriate, any non-audit services provided by the Trust’s independent registered public accounting firm to the registrant’s investment advisor, or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

No services described above under Audit-Related Fees, Tax Fees or All Other Fees were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2 The Tilson Focus Fund was liquidated effective as of June 21, 2013.

Less than 50% of the hours expended on BBD’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by persons other than BBD’s full-time, permanent employees.

The aggregate non-audit fees billed by BBD to the Trust for services rendered for the fiscal years ended October 31, 2012 and October 31, 2011 were $4,000 and $4,000, respectively.  There were no fees billed by BBD for non-audit services rendered to the Trust’s investment advisor, or any other entity controlling, controlled by, or under common control with the Trust’s investment advisor.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such Annual Report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 866-751-6316, or write to Tilson Funds, c/o Transfer Agency, P.O. Box 8656, Denver, CO 80201.  The Fund’s Annual and Semi-Annual Reports are available for download at www.tilsonmutualfunds.com.

OTHER MATTERS

Additional Proposals

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Shareholder Proposals

As a Delaware trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Rhonda Mills, Secretary of the Trust, P.O. Box 8656, Denver, CO 80201.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth above.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders.  The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or email copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Tilson Investment Trust, c/o Transfer Agency, P.O. Box 8656, Denver, CO 80201, or call the Fund toll-free at 866-751-6316.

By Order of the Board of Trustees,

Rhonda A. Mills
Secretary

Date:           July 17, 2013

Please complete, date and sign the enclosed Proxies and return them promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A:   FORM OF NEW ADVISORY AGREEMENT

Form of
INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made and entered into effective as of _________, 2013, by and between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust), a Delaware statutory trust (the “Trust”), on behalf of the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund), a series of shares of the Trust (the “Fund”), and Centaur Capital Partners, L.P., a Delaware limited partnership (hereinafter referred to as “Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust has designated the Fund as series of interests in the Trust; and

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of Investment Advisor

(a)           Services.  The Advisor agrees to perform the following services (the “Services”) for the Trust:

(1)           manage the investment and reinvestment of the assets of the Fund;

(2)           continuously review, supervise, and administer the investment program of the Fund;

(3)           determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;

(4)           provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)           render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)           Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein.  The

Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)           Books and Records.  All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

2.         Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such  commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.         Compensation of the Advisor.  The Fund will pay to the Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 1.50% of the average daily net assets of the Fund.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s

Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within  fifteen (15) days thereafter.

4.           Status of Investment Advisor.  The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its Services to the Trust and the Fund are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.           Permissible Interests.  Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Advisor are or may be interested in the Trust as trustees, stockholders, or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.           Limits of Liability; Indemnification.   The Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended

(“1933 Act”), except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

7.           Term.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)           the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)           the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)           the Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Trust and the Fund; and

(d)           the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.           Amendments.  Subject to the provisions of the Act, no provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

9.           Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of

Delaware without regard to the principles of the conflict of laws or the choice of laws.

10.         Representations and Warranties.

 (a)           Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

 (b)           Representations and Warranties of the Trust.  The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the SEC under the Act; (iii) shares of the Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.         Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

12.           Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund.  No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13.           Use of Names.  The Trust acknowledges that all rights to the name “Centaur” belongs to the Advisor, and that the Trust, if at all, is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

14.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15.           Notice.  Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Centaur Mutual Funds Trust 767 Fifth A venue, 18th Floor, New York, New York 10153, Attention James H. Speed Jr., with copies to ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203, Attention: General Counselor, and Thomas W. Steed III, Esq., 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, or to such other address or to such individual as shall be so specified by the Trust to the Advisor.  Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Centaur Capital Partners, L.P., 100 Crescent Court, Suite 800, Dallas, Texas 75201, Attention: Zeke Ashton or at such other address or to such individual as shall be so specified by the Advisor to the Trust.  Notices shall be effective upon delivery.

16.           Notice of Change in Membership.  The Advisor is hereby obligated to notify the Trust if there is a change in the Advisor’s partnership, whether of general or limited partners, within a reasonable time after such change takes place.

17.           Counterparts.  This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts),

each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CENTAUR MUTUAL FUNDS TRUST

By: James H. Speed, Jr.
Title: Trustee

CENTAUR CAPITAL PARTNERS, L.P.

By: Malcolm E. Ashton
Title: Managing Partner

EXHIBIT B:   FORM OF NEW EXPENSE LIMITATION AGREEMENT

FORM OF
EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement (the “Agreement”) is made and entered into effective as of ___________, 2013 by and between the Centaur Total Return Fund (formerly known as the Tilson Dividend Fund) (the “Fund”), a series of shares of the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust), a Delaware statutory trust (the “Trust”), and Centaur Capital Partners, L.P., a Delaware limited partnership (the “Advisor”).

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust (“Trust Instrument”), dated April 22, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the series type;

WHEREAS, the Trust, on behalf of the Fund, and the Advisor have entered into an Investment Advisory Agreement dated __________, 2013, (“Advisory Agreement”), pursuant to which the Advisor provides investment advisory services to the Fund; and

WHEREAS, the Fund and the Advisor have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund, and, therefore, have entered into this Agreement, in order to maintain each Fund’s expense ratio within the Operating Expense Limit, as defined below;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Expense Limitation.

(a)           Applicable Expense Limit. To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) incurred by the Fund in any fiscal year (the Fund’s “Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Advisor.

(b)           Operating Expense Limit. The maximum operating expense limit (“Operating Expense Limit”) in any year with respect to each Fund shall be 1.95% of the average daily net assets of each Fund.

(c)           Method of Computation. In determining the Advisor’s liability with respect to the Excess Amount, if the Fund’s daily Operating Expenses on an annualized basis exceed the Fund’s Operating Expense Limit based on average daily net, the Advisor hereby authorizes the Fund to directly reduce the amount of the daily investment advisory fees to be paid for by the Fund by the appropriate amount necessary to reimburse the Excess Amount to the Fund. If the amount of the reduced investment advisory fee for any month is insufficient to pay the Excess Amount, the Advisor will then reimburse the Fund directly, on a monthly basis, an amount that, together with the reduced investment advisory fee, is sufficient to pay such Excess Amount.

 2.           Term and Termination of Agreement.

This Agreement with respect to the Fund shall continue in effect until __________, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon delivery of written notice at least ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.

3.           Miscellaneous.

(a)           Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b)           Interpretation. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or by-laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund.

(c)           Definitions. Any question of interpretation of any term or provision of this Agreement, including, but not limited to, the investment advisory fee, the computations of net asset values and the allocation of expenses, having a counterpart in or otherwise derived from the terms and conditions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

(d)           Counterparts. This Agreement may be executed in one or more counts part signatures (including facsimile signatures), each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same original instrument

(e)           Applicable law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of

Delaware, without regard to the principles of the conflict of laws or the choice of laws.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers, thereunto duly authorized, as of the day and year fast above written.

CENTAUR MUTUAL FUNDS TRUST,
on behalf of the Centaur Total Return Fund

By: James H. Speed
Title: Trustee

CENTAUR CAPITAL PARTNERS, L.P.

By: Malcolm E. Ashton
Title: Managing Partner

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Tilson Mutual Funds

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. By **PHONE** when you dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free **(866) 751-6316** Monday through Friday 9 a.m. to 10 p.m. Eastern time

VOTING NUMBER **12345678910**

TILSON DIVIDEND FUND

The undersigned, revoking prior proxies, hereby appoints Rhonda Mills and Alan Gattis, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the "Special Meeting") of the above-referenced Fund held of record, to be held at the offices of the Trust's transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203, at 1:00 p.m., Mountain time, on August 30, 2013, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866)751-6316. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2013. The proxy statement for this meeting is available at: www.proxyonline.com/docs/tilsondividend.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TILSON DIVIDEND FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

   To transact any other business.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Tilson Mutual Funds

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. By **PHONE** when you dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free **(866) 751-6316** Monday through Friday 9 a.m. to 10 p.m. Eastern time

VOTING NUMBER **12345678910**

TILSON DIVIDEND FUND

The undersigned, revoking prior proxies, hereby appoints Rhonda Mills and Alan Gattis, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the "Special Meeting") of the above-referenced Fund held of record, to be held at the offices of the Trust's transfer agent, ALPS Fund Services, Inc., 1290 Broadway #1100, Denver, Colorado 80203, at 1:30 p.m., Mountain time, on August 30, 2013, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 751-6316. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2013. The proxy statement for this meeting is available at: www.proxyonline.com/docs/tilsondividend.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TILSON DIVIDEND FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

1. Jack E. Brinson	☐	☐
2. Thomas G. Douglass	☐	☐
3. James H. Speed, Jr.	☐	☐

To transact any other business.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]